SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 29, 1997


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                     333-6325             52-1779791
 (State or Other Jurisdiction        (Commission         (I.R.S. Employer
  of Incorporation)                   File Number)        Identification
No.)


           919 18th Street, N.W.                       20006
             Washington, D.C.                        (Zip Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)


      Item 5.       Other Events

      A. The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-6325)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $17,737,800 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Series 1/29/97 (the "Certificates") on January 29, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated June 26, 1996 and the Prospectus Supplement dated January 24, 1997, to file a copy of the Issue Supplement, attached hereto as Exhibit 4.2.3, and a copy of the Terms Agreement, attached hereto as Exhibit-1.1.3. In addition, the Registrant is filing, as Exhibit 23.3.3 attached hereto, a consent by KPMG Peat Marwick LLP to the use of their report incorporated into the Registration Statement by reference and to the reference to KPMG Peat Marwick LLP under the heading "Experts" in the Prospectus Supplement.

      The  Certificates  were issued pursuant to a Trust  Agreement  (filed as
Exhibit 4.1 to a Form 8-K dated June 27, 1996), dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement, dated as of January 1, 1997.

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  1.1.3.      Terms  Agreement,  dated as of January 24, 1997,
                        among Farmer Mac Mortgage Securities Corporation, Federal Agricultural Mortgage Corporation and Bear, Stearns & Co., Inc.

                  4.2.3.      Issue  Supplement,  dated as of January 1, 1997,
                        among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee.

               23.3.3.  Consent of KPMG Peat Marwick LLP.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:/s/ Christopher A. Dunn
                                         Name:   Christopher Dunn
                                         Title:  Vice President



Dated:  January 30, 1997

                               EXHIBIT INDEX


Exhibit No.                   Description                           Page No.


1.1.3.                        Terms Agreement.

4.2.3.                        Issue Supplement.

23.3.3.                       Consent of KPMG Peat Marwick LLP